UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) April 22, 2024

WHIRLPOOL CORPORATION
(Exact name of registrant as Specified in Charter)

Delaware		1-3932	38-1490038
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

2000 North M-63,
Benton Harbor,	Michigan		49022-2692
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (269) 923-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	WHR	Chicago Stock Exchange	and	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 22, 2024, Whirlpool Corporation (the “Company”) announced the election of Roxanne Warner, 41, to the position of Senior Vice President, Corporate Controller and Investor Relations, effective May 1, 2024. In this position, she will serve as the principal accounting officer of the Company.

Ms. Warner joined the Company in 2008. She served as Vice President and Chief Financial Officer of the Company’s Europe, Middle East and Africa region from 2021 to 2024. She served as Senior Director, Investor Relations, from 2019 to 2021, after holding positions of increasing responsibility within the Company’s finance organization.

Ms. Warner’s annual base salary in this position will be $440,000. Her target award under the Performance Excellence Plan, the Company’s annual incentive plan, will be 65% of base salary. Her target award under the Strategic Excellence Program, the Company’s long-term incentive compensation program, will be 75% of base salary.

Ms. Warner succeeds Christopher Conley, who is assuming the position of Senior Vice President and Chief Financial Officer for Whirlpool North America, effective May 1, 2024.

Website Disclosure
We routinely post important information for investors on our website, whirlpoolcorp.com, in the “Investors” section. We also intend to update the Hot Topics Q&A portion of this webpage as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our webpage is not incorporated by reference into, and is not a part of, this document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2024                     WHIRLPOOL CORPORATION

                            By:     /s/ Bridget Quinn
                            Name:     Bridget Quinn
                            Title:     Deputy General Counsel & Corporate Secretary